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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 21, 1998


                      INTERNATIONAL MERCANTILE CORPORATION
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             (Exact name of registrant as specified in its charter)

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
                  MISSOURI                                     0-7693                         43-0970243
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(State or Other Jurisdiction of Incorporation)         (Commission File Number)     (IRS Employer Identification Number)
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                 7979 OLD GEORGETOWN ROAD, BETHESDA, M.D. 20814
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 774-6913


            Item 4, Change in Registrant's Certifying Accountants.

            On July 14, 1998, the Board of Directors of the Registrant approved the appointment of the firm of Thomas P. Monahan, CPA, as independent auditor for the fiscal year ending December 31, 1997. The accounting firm of Weinberg & Company, P.A. served as the Registrant's independent auditors for the fiscal years ended December 31, 1993, 1994, 1995 and 1996 and said firm resigned as the Registrant's independent auditors as of July 14, 1998. A Form 8-K/A dated July 20, 1998, reporting this event was re-filed with the commission at the request of the Commission.

            The Registrant provided the Form 8-K filed on July 14, 1998, with Weinberg & Company, P.A., pursuant to Item 304(a)(3) of Regulation S-K. The response of Weinberg & Company agreeing with the statements made in Registrant's Form 8-K, dated July 14, 1998, which are identical to the statements made in Registrant's Form 8-K/A dated July 20, 1998, is enclosed herewith.



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Item 7, Financial Reports and Exhibits.

(B) Exhibits.

            16. Letter from Weinberg & Company, P.A. dated July 20, 1998, issued pursuant to Reg. Section 229.304(a)(3).


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      INTERNATIONAL MERCANTILE CORPORATION
                                  (Registrant)


                    By:
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                             Roger Arnold, President

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